SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                  July 11, 2002
                       (Date of Earliest Event Reported)


          AIRPLANES LIMITED                       AIRPLANES U.S. TRUST

 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


          Jersey, Channel Islands                 Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                               13-3521640
         (Commission File                          (IRS Employer
         Number)                                   Identification No.)


         Airplanes Limited                         Airplanes U.S. Trust
         22 Grenville Street                       1100 North Market Street
         St. Helier                                Rodney Square North
         Jersey, JE4 8PX                           Wilmington, Delaware
         Channel Islands                           19890-0001
         (011 44 1534 609 000)                     (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)

Item 5.  Other Events

     Attached hereto as Exhibit A is a copy of a Report to Certificate holders dated July 11, 2002, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                               AIRPLANES LIMITED


Date: July 11, 2002                            /s/ Roy M. Dantzic*
                                               ---------------------------------
                                               Director and Officer


Date: July 11, 2002                            AIRPLANES U.S. TRUST


                                               /s/ Roy M. Dantzic*
                                               ---------------------------------
                                               Controlling Trustee
                                               and Officer


                                               *By: /s/ Gerard Hastings
                                               ---------------------------------
                                               Attorney-in-Fact

                                 EXHIBIT INDEX


Exhibit A  -  Report to Certificateholders
Exhibit B  -  Power of Attorney for Airplanes Limited
Exhibit C  -  Power of Attorney for Airplanes U.S. Trust

                                                                      Exhibit A




                                AIRPLANES Group
                         Report to Certificateholders
                   All numbers in US$ unless otherwise state


Payment Date: 15 July 2002.
Calculation Date: 09 July 2002.

(i)     ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Balance on
                                                                  Prior Balance     Deposits       Withdrawals    Calculation Date
-----------------------------------------------------------------------------------------------------------------------------------

Lessee Funded Account                                                       0.00           0.00           (0.00)            0.00
Expense Account (note ii)                                           4,171,896.97   5,834,197.52   (7,872,065.01)    2,134,029.48
Collection Account (note iii)                                     149,211,978.15  45,437,059.59  (35,846,058.15)  158,802,979.59
---------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                                                      -                                               -
 -  Maintenance Reserve                                            80,000,000.00                                   80,000,000.00
 -  Security Deposit                                               32,224,784.00                                   33,365,920.00
 -  Other Collections (net of interim withdrawals)                 36,987,194.15                                   45,437,059.59
---------------------------------------------------------------------------------------------------------------------------------
Total                                                             153,383,875.12  51,271,257.11  (43,718,123.16)  160,937,009.07
---------------------------------------------------------------------------------------------------------------------------------

(ii)    ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
---------------------------------------------------------------------------------
Balance on preceding Calculation Date (June 11, 2002)               4,171,896.97
Transfer from Collection Account (previous Payment Date)            5,828,103.03
Transfer from Collection Account (interim deposit)                          0.00
Interest Earned during period                                           6,094.49
Payments during period between prior Calculation Date
and the relevant Calculation Date:
 - Payments on previous Payment Date                               (2,968,374.86)
 - Other payments                                                  (4,903,690.15)
                                                               ------------------
Balance on relevant Calculation Date (July 09, 2002)                2,134,029.48
---------------------------------------------------------------------------------

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
---------------------------------------------------------------------------------
Balance on preceding Calculation Date (June 11, 2002)             149,211,978.15
Collections during period                                          45,437,059.59
Swap receipts (previous Payment Date)                                       0.00
Transfer to Expense Account  (previous Payment Date)               (5,828,103.03)
Transfer to Expense Account  (interim withdrawal)                           0.00
Net transfer to Lessee Funded Accounts                                      0.00
Aggregate Certificate Payments (previous Payment Date)            (24,149,991.36)
Swap payments (previous Payment Date)                              (5,867,963.76)
                                                               ------------------
Balance on relevant Calculation Date (July 09, 2002)              158,802,979.59
---------------------------------------------------------------------------------

                                AIRPLANES Group
                         Report to Certificateholders
                   All numbers in US$ unless otherwise state


(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

=============================================================================================
       ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
       Priority of Payments
                                                                      ==================================================
    (i)  Required Expense Amount                       10,000,000.00  Note:
   (ii)  a) Class A Interest                            3,039,187.74  Collections include a receipt of approximately
         b) Swap Payments                               4,921,941.08  $18.5M from a US lessee in respect of rentals
  (iii)  First Collection Account Top-up               60,000,000.00  and maintenance in connection with the early
   (iv)  Minimum Hedge Payment                                  0.00  termination of the leases of three DC8-71F
    (v)  Class A Minimum Principal                              0.00  aircraft.
                                                                      ==================================================
   (vi)  Class B Interest                                 515,035.87
  (vii)  Class B Minimum Principal                      1,442,563.23
 (viii)  Class C Interest                               2,375,979.69
   (ix)  Class D Interest                               3,580,412.50
    (x)  Second Collection Account Top-up              53,212,551.00
   (xi)  Class A Principal Adjustment Amount           21,849,337.96
  (xii)  Class C Scheduled Principal                            0.00
 (xiii)  Class D Scheduled Principal                            0.00
  (xiv)  Modification Payments                                  0.00
   (xv)  Soft Bullet Note Step-up Interest                      0.00
  (xvi)  Class E Minimum Interest                               0.00
 (xvii)  Supplemental Hedge Payment                             0.00
(xviii)  Class B Supplemental Principal                         0.00
  (xix)  Class A Supplemental Principal                         0.00
   (xx)  Class D Outstanding Principal                          0.00
  (xxi)  Class C Outstanding Principal                          0.00
 (xxii)  Class E Supplemental Interest                          0.00
(xxiii)  Class B Outstanding Principal                          0.00
 (xxiv)  Class A Outstanding Principal                          0.00
  (xxv)  Class E Accrued Unpaid Interest                        0.00
 (xxvi)  Class E Outstanding Principal                          0.00
(xxvii)  Charitable Trust                                       0.00
                                                     ---------------

Total Payments with respect to Payment Date          160,937,009.07
  Less Collection Account Top-Ups ((iii) and
  (x) above)                                        (113,212,551.00)
                                                     ---------------
                                                      47,724,458.07
                                                     ===============
=============================================================================================

                                AIRPLANES Group
                         Report to Certificateholders
                   All numbers in US$ unless otherwise state


(iv)    PAYMENT ON THE CERTIFICATES

------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES                                     A-6             A-8             A-9         Class B

     Applicable LIBOR                                          1.84000%        1.84000%        1.84000%        1.84000%
     Applicable Margin                                         0.34000%        0.37500%        0.55000%        0.75000%
     Applicable Interest Rate                                  2.18000%        2.21500%        2.39000%        2.59000%
     Interest Amount Payable                                 439,076.63    1,205,944.44    1,394,166.67      515,035.87
     Step Up Interest Amount                                       0.00            0.00            0.00            0.00

     Opening Principal Balance                           258,957,385.00  700,000,000.00  750,000,000.00  255,671,420.64
     Minimum Principal Payment Amount                              0.00            0.00            0.00    1,442,563.23
     Adjusted Principal Payment Amount                    21,849,337.96            0.00            0.00            0.00
     Supplemental Principal Payment Amount                         0.00            0.00            0.00            0.00
     Total Principal Distribution Amount                  21,849,337.96            0.00            0.00    1,442,563.23
     Redemption Amount
      - amount allocable to principal                              0.00            0.00            0.00            0.00
      - premium allocable to premium                               0.00            0.00            0.00            0.00
                                                    --------------------------------------------------------------------
     Outstanding Principal Balance (July 15, 2002)       237,108,047.04  700,000,000.00  750,000,000.00  254,228,857.41
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES                                    Class C         Class D
     Applicable Interest Rate                                   8.1500%        10.8750%
     Interest Amount Payable                               2,375,979.69    3,580,412.50

     Opening Principal Balance                           349,837,500.00  395,080,000.00
     Scheduled Principal Payment Amount                            0.00            0.00
     Redemption Amount                                             0.00            0.00
      - amount allocable to principal                              0.00            0.00
      - amount allocable to premium                                0.00            0.00
     Actual Pool Factor                                       0.9329000       0.9877000
                                                    ------------------------------------
     Outstanding Principal Balance (July 15, 2002)       349,837,500.00  395,080,000.00
----------------------------------------------------------------------------------------

Table of rescheduled Pool Factors                                   n/a             n/a
  in the event of a partial redemption

                                AIRPLANES Group
                         Report to Certificateholders
                   All numbers in US$ unless otherwise state


(v)     FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
-----------------------------------------------------------------------------------------------------------
                                             A-6           A-8           A-9       Class B
Applicable LIBOR                        1.83875%      1.83875%      1.83875%      1.83875%
Applicable Margin                       0.34000%      0.37500%      0.55000%      0.75000%
Applicable Interest Rate                2.17875%      2.21375%      2.38875%      2.58875%
----------------------------------------------------------------------------------------------------------

(vi)    CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

----------------------------------------------------------------------------------------------------------
(a)     FLOATING RATE CERTIFICATES

                                             A-6           A-8           A-9       Class B

Opening Principal Amount                2,589.57      7,000.00      7,500.00      2,556.71
Total Principal Payments                 (218.49)         0.00          0.00        (14.43)
                                       ---------------------------------------------------
Closing Outstanding Principal Balance   2,371.08      7,000.00      7,500.00      2,542.29

Total Interest                              4.39         12.06         13.94          5.15
Total Premium                               0.00          0.00          0.00          0.00
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
(b)     FIXED RATE CERTIFICATES
                                         Class C       Class D

Opening Principal Amount                3,498.38      3,950.80
Total Principal Payments                    0.00          0.00
                                       -----------------------
Outstanding Principal Balance           3,498.38      3,950.80

Total Interest                             23.76         35.80
Total Premium                               0.00          0.00
--------------------------------------------------------------

                                                                      Exhibit B


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                         /s/ John Banes
                                                         --------------
                                                             John Banes

                               POWER OF ATTORNEY

     Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.


Dated: June 6, 2002                                 /s/ William M. McCann
                                                    ----------------------------
                                                    William M. McCann

                                  Witness:          /s/ Michael Walsh
                                                    ----------------------------


Dated: June 6, 2002                                 /s/ Roy M. Dantzic
                                                    ----------------------------
                                                    Roy M. Dantzic

                                  Witness:          /s/ Michael Walsh
                                                    ----------------------------


Dated: June 6, 2002                                 /s/ Hugh R. Jenkins
                                                    ----------------------------
                                                    Hugh R. Jenkins

                                  Witness:          /s/ Michael Walsh
                                                    ----------------------------


Dated: June 6, 2002                                 /s/ Richard E. Cavanagh
                                                    -----------------------
                                                    Richard E. Cavanagh

                                  Witness:          /s/  Michael Walsh
                                                    ----------------------------


Dated: June 6, 2002                                 /s/ Brian T. Hayden
                                                    ----------------------------
                                                    Brian T. Hayden

                                  Witness:          /s/ Michael Walsh
                                                    ----------------------------

                                                                      Exhibit C


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                          /s/ John Banes
                                                          --------------
                                                              John Banes

                               POWER OF ATTORNEY

     Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney- in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto the said Attorney-in- Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in- Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.


Dated: June 6, 2002                              /s/ William M. McCann
                                                 ----------------------------
                                                 William M. McCann

                               Witness:          /s/ Michael Walsh
                                                 ----------------------------


Dated: June 6, 2002                              /s/ Roy M. Dantzic
                                                 ----------------------------
                                                 Roy M. Dantzic

                               Witness:          /s/ Michael Walsh
                                                 ----------------------------


Dated: June 6, 2002                              /s/ Hugh R. Jenkins
                                                 ----------------------------
                                                 Hugh R. Jenkins

                               Witness:          /s/ Michael Walsh
                                                 ----------------------------


Dated: June 6, 2002                              /s/ Richard E. Cavanagh
                                                 ----------------------------
                                                 Richard E. Cavanagh

                               Witness:          /s/ Michael Walsh
                                                 ----------------------------


Dated: June 6, 2002                              /s/ Brian T. Hayden
                                                 ----------------------------
                                                 Brian T. Hayden

                               Witness:          /s/ Michael Walsh
                                                 ----------------------------